UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2013 (December 9, 2013)

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                 Other Events.

On December 9, 2013, iStar Financial Inc. issued a press release announcing the change of its New York Stock Exchange ticker symbol from “SFI” to “STAR” beginning December 19, 2013.  A copy of the press release announcing the change is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01                 Financial Statements and Exhibits.

99.1                        Press Release dated December 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: December 13, 2013	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date: December 13, 2013	By:	/s/ David M. DiStaso
David M. DiStaso
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 9, 2013.